UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 6, 2018

EMERGENT CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Florida	001-35064	30-0663473
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	5355 Town Center Road, Suite 701 Boca Raton, Florida	33486
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (561) 995-4200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 6, 2018, the Board of Directors of Emergent Capital, Inc. (the "Company") approved an amendment to the Company’s bylaws (the 'Bylaws"), effective March 6, 2018, to require that, in order to be eligible to nominate or propose for nomination a candidate for election as a director, a shareholder must hold at least one percent (1%) of the Company’s outstanding shares of common stock for no less than twelve (12) months.

A copy of the amendment to the Bylaws is attached hereto as Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits        EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment No. 1 to By-Laws of Emergent Capital, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
March 12, 2018

EMERGENT CAPITAL, INC.
(Registrant)

By:	/s/ Miriam Martinez
Miriam Martinez
Chief Financial Officer